Vanguard Alternative Strategies Fund

Supplement to the Prospectus Dated February 23, 2017

Prospectus Text Changes

The following replaces similar text under the heading "Investment Advisor" in the Fund Summary section:

Portfolio Managers

Anatoly Shtekhman, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Denis B. Chaves, Ph.D., Portfolio Manager at Vanguard. He has co-managed the Fund since May 2017.

Fei Xu, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since May 2017.

The following replaces similar text under the heading “Investment Advisor” in the More on the Fund section:

The managers primarily responsible for the day-to-day management of the Fund are:

Anatoly Shtekhman, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2007 and has managed investment portfolios and co-managed the Fund since 2016. Education: B.S., University of Scranton; M.S., Boston College; M.B.A., The Wharton School of the University of Pennsylvania.

Denis B. Chaves, Ph.D., Portfolio Manager at Vanguard. He has been with Vanguard since 2015 and has managed investment portfolios and co-managed the Fund since May 2017. Education: B.Eng., Pontifical Catholic University of Rio de Janeiro, Brazil; M.S., Instituto de Matemática Pura e Aplicada, Brazil; Ph.D. and M.B.A., The University of Chicago Booth School of Business.

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Fei Xu, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2004 and has managed investment portfolios and co-managed the Fund since May 2017. Education: B.S., Peking University; M.S., University of California, Los Angeles; M.B.A., Duke University.

CFA® is a registered trademark owned by CFA Institute.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 1298A 052017

Vanguard Trustees’ Equity Fund

Supplement to the Statement of Additional Information Dated February 23, 2017

Important Changes to Vanguard Alternative Strategies Fund

Denis B. Chaves and Fei Xu replace Michael R. Roach and Binbin Guo as co-managers for Vanguard Alternative Strategies Fund. Anatoly Shtekhman remains as co-manager of the Fund. All references to Michael R. Roach and Binbin Guo are removed.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following replaces the second paragraph under the heading “1. Other Accounts Managed” on page B-44:

Anatoly Shtekhman, Denis B. Chaves, and Fei Xu co-manage Vanguard Alternative Strategies Fund; as of October 31, 2016, the Fund held assets of $235.4 million. As of October 31, 2016, Mr. Shtekhman also co-managed all or a portion of 6 other registered investment companies with total assets of $60 billion and 1 other pooled investment vehicle with total assets of $136.4 million (none of which had advisory fees based on account performance).

Within the same section, the following sentence is added under the heading “4. Ownership of Securities” on page B-45:

As of April 30, 2017, Denis B. Chaves and Fei Xu did not own any shares of Vanguard Alternative Strategies Fund.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 46B 052017